UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2009

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 17, 2009, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s results for the quarter ended March 31, 2009. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

At the annual meeting of the Company’s stockholders, held on April 14, 2009, the Company’s stockholders approved an amendment to the A. O. Smith Combined Incentive Compensation Plan (“the Plan”) effective February 10, 2009. This amends the Plan which had been previously approved by the stockholders in 2002.

The purpose of the Plan is (i) to provide additional compensation as an incentive to induce key employees and directors to remain in the employ of the Company; (ii) to secure or increase on reasonable terms their stock ownership in the Company or to otherwise align their interests with the Company’s stockholders; (iii) to motivate such employees and directors, by means of growth-related incentives, to achieve long-range growth goals; and (iv) to provide incentive compensation opportunities which are competitive with those of other major corporations.

The amendment to the Plan increases the total number of shares of common stock available for issuance under the Plan by 1,250,000. The Company cannot currently determine the benefits, if any, to be paid under the Plan in the future to the officers of the Company, including the Company’s named executive officers. The Plan and the amendment thereto are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 5, 2009 in connection with the Company’s annual meeting of stockholders held on April 14, 2009.

Item 8.01.	Other Events

On April 14, 2009, the stockholders of the Company approved the merger of Smith Investment Company into a subsidiary of the Company. The merger also was approved by Smith Investment Company’s stockholders on April 16, 2009. Closing on the merger will take place when all conditions to closing have been met.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is being filed herewith:

(99.1) News Release of A. O. Smith Corporation, dated April 17 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 17, 2009	By:	/s/ James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K dated April 14, 2009

Exhibit Number	Description
99.1	News Release of A. O. Smith Corporation, dated April 17, 2009

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